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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 3, 2000


                          JLK DIRECT DISTRIBUTION INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-13059

                PENNSYLVANIA                      23-2896928
       (State or other jurisdiction            (I.R.S. Employer
              of incorporation)               Identification No.)



                               1600 TECHNOLOGY WAY
                                  P.O. BOX 231
                        LATROBE, PENNSYLVANIA 15650-0231
              (Address of registrant's principal executive offices)

       Registrant's telephone number, including area code: (724) 539-5000


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ITEM 5.  OTHER EVENTS

On October 3, 2000, JLK Direct Distribution Inc., a Pennsylvania corporation ("JLK"), commenced a tender offer to purchase all of the outstanding shares of its Class A Common Stock, par value $.01 per share, for a purchase price of $8.75 per share, net to the selling shareholders in cash, without interest (the "Offer"). The Offer was made pursuant to a Merger Agreement, dated September 8, 2000, among JLK, Kennametal Inc., a Pennsylvania corporation ("Kennametal"), and Pegasus Acquisition Corporation, a Pennsylvania corporation and a wholly owned subsidiary of Kennametal ("Pegasus"). Kennametal owns approximately 83% of the economic interest in JLK and approximately 98% of the combined voting power of JLK's outstanding common stock. The Offer to Purchase dated October 3, 2000, is incorporated herein by reference.

ITEM 7.  EXHIBITS

(a)(1) Offer to Purchase dated October 3, 2000 (incorporated by reference to Exhibit (a)(1) to the Schedule TO filed by JLK, Kennametal and Pegasus on October 3, 2000).

(a)(2)   Form of Letter of Transmittal (incorporated by reference to Exhibit
         (a)(2) to the Schedule TO filed by JLK, Kennametal and Pegasus on October 3, 2000).

(a)(3) Form of Notice of Guaranteed Delivery (incorporated by reference to Exhibit (a)(3) to the Schedule TO filed by JLK, Kennametal and Pegasus on October 3, 2000).

(a)(4) Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (incorporated by reference to Exhibit (a)(4) to the Schedule TO filed by JLK, Kennametal and Pegasus on October 3, 2000).

(a)(5) Form of Letter to Clients for use by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (incorporated by reference to Exhibit (a)(5) to the Schedule TO filed by JLK, Kennametal and Pegasus on October 3, 2000).

(a)(6) Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (incorporated by reference to Exhibit (a)(6) to the Schedule TO filed by JLK, Kennametal and Pegasus on October 3, 2000).

(a)(7) Summary advertisement, as published on October 3, 2000 (incorporated by reference to Exhibit (a)(7) to the Schedule TO filed by JLK, Kennametal and Pegasus on October 3, 2000).

(a)(8) Opinion of CIBC World Markets Corp. dated September 8, 2000 (included as Annex A to the Offer to Purchase filed as Exhibit (a)(1) to the Schedule TO).



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 3, 2000

                                              JLK DIRECT DISTRIBUTION INC.



                                              By: /s/ KEVIN G. NOWE
                                                  ------------------------------
                                              Name:   Kevin G. Nowe
                                                    ----------------------------
                                              Title:  Secretary
                                                     ---------------------------


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                                  EXHIBIT INDEX

(a)(1) Offer to Purchase dated October 3, 2000 (incorporated by reference to Exhibit (a)(1) to the Schedule TO filed by JLK, Kennametal and Pegasus on October 3, 2000).

(a)(2)   Form of Letter of Transmittal (incorporated by reference to Exhibit
         (a)(2) to the Schedule TO filed by JLK, Kennametal and Pegasus on October 3, 2000).

(a)(3) Form of Notice of Guaranteed Delivery (incorporated by reference to Exhibit (a)(3) to the Schedule TO filed by JLK, Kennametal and Pegasus on October 3, 2000).

(a)(4) Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (incorporated by reference to Exhibit (a)(4) to the Schedule TO filed by JLK, Kennametal and Pegasus on October 3, 2000).

(a)(5) Form of Letter to Clients for use by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (incorporated by reference to Exhibit (a)(5) to the Schedule TO filed by JLK, Kennametal and Pegasus on October 3, 2000).

(a)(6) Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (incorporated by reference to Exhibit (a)(6) to the Schedule TO filed by JLK, Kennametal and Pegasus on October 3, 2000).

(a)(7) Summary advertisement, as published on October 3, 2000 (incorporated by reference to Exhibit (a)(7) to the Schedule TO filed by JLK, Kennametal and Pegasus on October 3, 2000).

(a)(8) Opinion of CIBC World Markets Corp. dated September 8, 2000 (included as Annex A to the Offer to Purchase filed as Exhibit (a)(1) to the Schedule TO).